European Hematology Association INVESTOR PRESENTATION JUNE 11, 2021 Exhibit 99.2

Legal Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, express or implied statements regarding the company’s beliefs and expectations regarding its: business plans and objectives; future plans for etavopivat (FT-4202), FT-7051 and olutasidenib, including expectations regarding timing and success of the current ongoing clinical trials, therapeutic potential, clinical benefits and safety thereof, planned regulatory submissions, including a new drug application (NDA) for olutasidenib, and upcoming milestones for the company’s other product candidates; growth as a company; presentation of additional data at upcoming scientific conferences, and other preclinical data and potential data publications in 2021; the potential commercial and collaboration opportunities, including potential future collaborators and parties, as well as value and market, for our product candidates; uses and need of capital, expenses and other 2021 financial results currently or in the future, and the potential impact of COVID-19 on patient retention and enrollment, future operations, clinical trials or investigational new drug (IND) applications. The words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, those risks and uncertainties associated with the following: the impact of the COVID-19 pandemic on the company’s business, operations, patient enrollment and retention , strategy, goals and anticipated milestones; the therapeutic potential of etavopivat, FT-7051, and olutasidenib, and the timing associated with the initiation or continuation of any trials and success of ongoing clinical trials of etavopivat and FT-7051; Forma’s ability to execute on its strategy; the submission and acceptance of an NDA for submission to the U.S. Food and Drug Administration (FDA) for olutasidenib; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; any one or more of Forma’s product candidates may not be successfully developed and commercialized; regulatory developments in the United States and foreign countries; Forma’s ability to protect and maintain our intellectual property position; the impact of COVID-19 affecting countries or regions in which we have operations or do business, including potential negative impacts on our employees, customers, supply chain and production as well as global economies and financial markets; Forma’s ability to fund operations; Forma’s ability to identify satisfactory collaboration opportunities, as well as those risks and uncertainties set forth more fully under the caption "Risk Factors" in our quarterly report on form 10-Q for the period ended March 31, 2021 filed with the United States Securities and Exchange Commission (SEC) and subsequent filings with the SEC. Forma disclaims any obligation to publicly update or revise any such statements to reflect any change in expectations or in events, conditions or circumstances on which any such statements may be based, or that may affect the likelihood that actual results will differ from those set forth in the forward-looking statements. Any forward-looking statements contained in this presentation represent Forma’s views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Forma explicitly disclaims any obligation to update any forward-looking statements.

Meeting Agenda FORMA THERAPEUTICS OVERVIEW Frank D. Lee, President, CEO and Director Etavopivat Results Presentation Patrick Kelly M.D., Chief Medical Officer David Cook, Ph.D. Chief Scientific Officer Question and Answer R. Clark Brown, M.D., Ph.D., Associate Professor Of Pediatrics, Emory University School Of Medicine Medical Director Of Sickle Cell At Scottish Rite, Aflac Cancer And Blood Disorders Center Of Children's Healthcare Of Atlanta Marilyn J. Telen, M.D., Wellcome Professor Of Medicine, Division Of Hematology Director, Duke Comprehensive Sickle Cell Center   Meeting Summary and Close Frank D. Lee, President, CEO and Director 1 2 3 4

Frank Lee President, Chief Executive Officer, and Director

Transforming the lives of patients with rare hematologic diseases and cancers

Forma Therapeutics' pipeline

PROGRAM (TARGET)	INDICATION	DEVELOPMENT STAGE: PRECLINICAL	PHASE 1	PHASE 2	PHASE 3	COMMERCIAL RIGHTS	RECENT EVENTS
Etavopivat (PKR)	Sickle Cell Disease					forma THERAPEUTICS	• Presented Phase 1 SCD data at EHA/ASH • Ongoing Phase 1 SCD MAD/OLE • Initiated Phase 2/3 pivotal trial (Hibiscus Study)
	Thalassemia					forma THERAPEUTICS	
FT-7051 (CBP/p300)	mCRPC					forma THERAPEUTICS	• Cleared IND application • Initiated Phase 1 trial
Olutasidenib (IDH1m)	AML					forma THERAPEUTICS	• NDA-enabling Phase 2 IA2 completed in R/R AML • Presented Phase 2 AML data at ASCO 2021
	Glioma					forma THERAPEUTICS	• Presented Phase 1 trial, 12-month data at ASCO 2020
FT-8225 (FASN)	NASH					forma THERAPEUTICS	
CC-95775 (BET)	NHL					Bristol Myers Squibb	
B1-1701963 (KRAS)	Solid Tumors					Boehringer Ingelheim	

AML, acute myeloid leukemia; BET, bromodomain and extra-terminal; CBP/p300, BREN binding protein/p300; FASN, fatty acid synthase; IA2, interim analysis 2; IND, investigational new drug; IDH1m, isocitrate dehydrogenase 1 mutations; mCRPC, metastatic castration-resistant prostate cancer; NASH, nonalcoholic steatohepatitis, NHL, non-Hodgkin's lymphoma; PKR, pyruvate kinase-R forma THERAPEUTICS 6

Potential timelines and milestones



2020
2021
2022
ETAVOPIVAT: SCD
PHASE 1 SINGLE DOSE/MAD/OLE
EHA
Single dose SCD
ASH
MAD1 300mg
MAD2
600mg
EHA
12 week OLE
Initial results
ASH
Final OLE Results
FDA Type C
PHASE 2: DOSE SELECTION
PHASE 3: EFFICACY CONTINUATION
IA#1 (12 weeks)
Dose Selection
PEDIATRIC SCD
ETAVOPIVAT: THALASSEMIA (TD/NTD)
PHASE 2
FT-7051: mCRPC
IND
FPI
PHASE 1
AACR-NCI-EORTC
ASCO GU
ASCO
Phase 1 data

FPI, first patient in; IA, interim analysis; MAD, multiple ascending dose; NTD, non-transfusion dependent; OLE, open label extension; TD, transfusion-dependent forma THERAPEUTICS

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Significant unmet needs remain in SCD

Prevalence

~100K
SCD patients in the US

~1 in 365
Black Americans affected at birth

25-30yr
Reduction in average life expectancy

Symptoms

May include anemia, inflammation, and painful vaso-occlusive crises

~55%
Days with pain

↑Risk of
Stroke
Acute Chest Syndrome
Renal failure

Treatments

~50%
>1 g/dL inc. in Hb

or

~1
VOC improvement per yr (From 3 to 2 VOCs/yr)

Sources: Evaluate Report Sickle cell disease by country accessed February 03, 2020. Smith WR, et al. Ann Intern Med. 2008;148:94–101. Lanzkron S, et al. Pub Health Rep. 2013;128:110-116. Ballas, S.K. American Journal of Hematology DOI: 10.1002/ajh.21443. Centers for Disease Control and Prevention. Sickle cell disease (SCD) accessed May 4, 2021.

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Etavopivat is a potential foundational, disease-modifying therapy Granted FDA Fast Track and Rare Pediatric, Orphan Drug designations Multi-modal MoA ↓2,3-DPG and ↑ATP Potential to improve both hemoglobin levels and VOCs Improves RBC health and functions important to metabolic health, adhesion, and survival Oral, once daily tablet-Low risk of drug-drug interactions; no aromatase inhibition properties; does not autoinduce its own metabolism Granted Fast Track, Rare Pediatrics and Orphan designations ✓ ✓ ✓ ✓ ✓

Patrick Kelly, M.D. SVP, Chief Medical Officer

Etavopivat Phase 1 Data Analysis as of May 2021

Etavopivat-mediated PKR Activation: Sickle RBC Health and Function

Multimodal MOA: Increase Hb and Decrease VOC


Hb
GLUCOSE
2,3-DPG
HbS polymerization
Deoxy -Hb
PEP
ADP
Etavopivat
PKR
ATP
RBC membrane integrity
PYRUVATE
HYPOTHESIS #1:
PKR activation decreases 2,3-DPG, reducing HbS polymerization and sickling
ANTICIPATED CLINICAL OUTCOMES:
Increased Hb levels
Decreased vaso-occlusion
HYPOTHESIS #2:
PKR activation increases ATP, promoting RBC repair/health and reducing hemolysis

Hb=hemoglobin; deoxyHb=deoxygenated Hb ; PKR= pyruvate kinase-R; 2,3-DPG=2,3-diphosphoglycerate; ADP=adenosine diphosphate; ATP=adenosine triphosphate; PEP=phosphoenolpyruvate

Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

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forma THERAPEUTICS.

Etavopivat Phase 1 Study: Design and Status Randomized, Placebo-controlled, Multi-center (NCT03815695) Healthy volunteers3 (N=90] Patients with SCD Single Ascending Dose (Completed) Randomization vs placebo 700 mg 300 mg once daily Single Dose4 (Completed, N=7) Randomization vs placebo Multiple Ascending Dose (Completed, N=20) Etavopivat vs placebo, 2 weeks of treatment 600 mg once daily 700 mg 400 mg 200 mg 100 mg BID Multiple Ascending Dose (Completed) Randomization vs placebo, 2 weeks of treatment 200 mg BID 300 mg BID 1000 mg 400 mg QD Open-label Extension (Ongoing, N = up to 20 ) Etavopivat, 12 weeks of treatment 400 mg once daily EHA 2021 Patients with SCD treated with etavopivat (300 mg and 600 mg) once daily x 2 weeks (data as of May 10, 2021) Patients with SCD treated with etavopivat 400 mg once daily x 12 week; initial results* (data as of May 24, 2021) SCD=sickle cell disease Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202 * Initial results for patients who received etavopivat 400 mg once daily for at least 2 weeks: patients had a median of 10 weeks (mean of 8 weeks) of etavopivat treatment

Parameter, Mean (range) or n (%) Etavopivat or Placebo once daily, 2 weeks Etavopivat once daily, 12 weeks 300 mg (N=10) 600 mg (N=10) 400 mg (N=10) Age, years 28.5 (19, 43) 24.0 (17, 64) 26.5 (17, 41) Male 3 (30%) 3 (30%) 3 (30%) Genotype HbSS  9 (90%) 8 (80%) 10 (100%) HbSβ+-thalassemia 1 (10%) 1 (10%) 0 HbSC 0 1 (10%) 0 HU therapy 7 (70%) 9 (90%) 10 (100%) Hb, g/dL 8.7 (6.9, 10.1) 8.6 (7.3, 10.2) 8.8 (7.7, 10.0) % HbS 82.0 (67.0, 92.9)  83.5 (78.2, 92.7) 81.8 (72.6, 92.7)# % HbF 11.5 (3.5, 20.1)  12.0 (4.4, 19.2) 13.6 (4.4, 23.0)# MCV, fL 107.1 (75.0, 131.5) 108.2 (68.5, 129.6) 110.4 (91.0, 122.7) ARC, 109/L 249.1 (125.6, 329.3) 250.6 (29.4, 366.0) 246.6 (78.3, 363.2) Indirect bilirubin, mg/dL 3.05 (0.5, 10.5) 2.27 (0.7, 5.0) 2.24 (0.9, 5.2) LDH, U/L 398.2 (180, 699) 419.8 (251, 683) 424.6 (186, 683) % F cells 41.7 (16.4, 67.2) 43.3 (13.3, 64.8) 54.9 (22.3, 76.9) Etavopivat Phase 1 Study: Patient Baseline Characteristics ARC=absolute reticulocyte count; Hb=hemoglobin; HbF=fetal hemoglobin; HbS=sickle hemoglobin; HU=hydroxyurea; LDH=Lactate dehydrogenase; MCV= mean corpuscular volume Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. #n=8

Etavopivat 300 mg and 600 mg Once Daily for 2 Weeks: Comparable Decrease in 2,3-DPG and Increase in ATP Dose-proportional PK and comparable PD responses (↓ 2,3-DPG and ↑ ATP) with etavopivat 600 mg or 300 mg once daily for 2 weeks Confirms prior studies in healthy volunteers predicting doses ≥ 400 mg once daily would maximize PD Overlapping PD results support combined analyses of the 300 mg and 600 mg dose cohorts Results support etavopivat 400 mg once daily as the maximum dose in the Phase 2/3 pivotal trial (the Hibiscus Study) PK=Pharmacokinetics; PD=Pharmacodynamics Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Hibiscus Study (NCT04624659) Data as of May 10, 2021 ATP 2,3-DPG Etavopivat

Parameters Placebo (N=4) Etavopivat 300 mg Once daily, 2 weeks (N=8) Etavopivat 600 mg Once daily, 2 weeks (N=8) AE, n (%) Any AE 1 (25.0) 7 (87.5) 6 (75.0) Related to study drug 0 2 (25.0) 0 Any SAE 0 0   1 (12.5) Related to study drug 0 0 0 AEs by severity Grade 1 Grade 2 Grade 3 Grade 4 3 2 1 1 6 7 0 0 7 7 1 0 Etavopivat Once Daily for 2 Weeks was Well-tolerated: Comparable Safety Profile with 300 mg or 600 mg Once Daily AE=adverse event; SAE=serious AE Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Hibiscus Study (NCT04624659) Favorable tolerability profile, most common AEs (≥ 3 pts): Sickle cell anemia pain events (n=5), headache (n=4), and nausea (n=3) Etavopivat was well-tolerated up to 600 mg once daily, which is 150% of the Hibiscus Study maximum dose Data as of May 10, 2021

Etavopivat 300 mg or 600 mg Once Daily for 2 Weeks Significantly Improves Hematologic and Hemolytic Parameters EOT=end of treatment; Hb=hemoglobin; LDH=lactate dehydrogenase Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Data as of May 10, 2021 In patients treated with etavopivat and evaluable for response (n=15): 73% (11/15) achieved Hb ≥ 1 g/dL over baseline at EOT (mean ↑ 1.2 g/dL; p<0.002) 100% (15/15) had ↓ absolute reticulocytes relative to baseline at EOT (mean ↓ 47%; p<0.001) 73% (11/15) had ↓ LDH levels over baseline at EOT (mean ↓ 19%; p<0.07) 93% (14/15) had ↓ indirect bilirubin levels over baseline at EOT (mean ↓ 38%; p<0.002)

Etavopivat Once Daily up to 12 Weeks was Well-tolerated: Safety Profile Consistent with Underlying Disease AE, n (%) Etavopivat 400 mg once daily up to 12 weeks1 AE, n (%) All Grades (≥ 10%) N=8 Grade ≥ 3 N=8 Acute chest syndrome (ACS) 1 (12.5) 1 (12.5) Blood CPK abnormal 1 (12.5) 1 (12.5) Deep Vein Thrombosis (DVT) 1 (12.5) 1 (12.5) Fatigue 1 (12.5) 0 Headache 1 (12.5) 0 Lymphadenopathy 1 (12.5) 0 Menorrhagia 1 (12.5) 0 Muscle strain 1 (12.5) 0 Neutropenia 1 (12.5) 0 Peripheral swelling 1 (12.5) 0 Priapism 1 (12.5) 0 Sickle cell anemia with crisis (VOC) 1 (12.5) 1 (12.5) Serious AEs: 1 patient (unrelated): ACS and VOC after EOT, precipitated by upper respiratory infection symptoms (non-COVID) 1 patient (possibly related): left femoral vein DVT on day 14 of treatment 1AEs in patients who received etavopivat 400 mg once daily for at least 2 weeks (median 10 weeks; mean 8 weeks) AE=adverse event; EOT=end of treatment Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Data as of May 24, 2021

Etavopivat 400 mg Once Daily up to 12 Weeks: Improved and Sustained Hemoglobin Increase Responder Parameter N=8 Maximal Hb increase, mean (SD), g/dL  1.5 (0.4) Hb increase > 1 g/dL, n (%) 7 (88) Maximal Hb increase in subjects with > 1 g/dL response, mean (SD), g/dL  1.6 (0.3) Hemoglobin Hb=hemoglobin; BL=baseline; Wk=week Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Patients who received etavopivat 400 mg once daily for at least 2 weeks: patients had a median of 10 weeks (mean of 8 weeks) of etavopivat treatment Data as of May 24, 2021

Etavopivat 400 mg Once Daily up to 12 Weeks: Decreased and Sustained RBC Turnover and Hemolysis LDH=lactate dehydrogenase; BL=baseline; wk=week Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Data as of May 24, 2021 Reticulocytes LDH Bilirubin Trend towards normalization of reticulocytes, bilirubin and LDH by 12 weeks Patients who received etavopivat 400 mg once daily for at least 2 weeks: patients had a median of 10 weeks (mean of 8 weeks) of etavopivat treatment

Etavopivat 400 Mg Once Daily for 12 Weeks: Reduction in Systemic Markers of Sickle Cell Pathophysiology Lab Test Normal range Patients (n) Baseline Median % Maximum Change (range) P-value Tissue hypoxia Erythropoietin 2.6 – 18.5 mIU/mL 4 140.3 (106.7, 157.1) -42.3 (-66.6, -7.3) 0.1250 Hypercoagulability Prothrombin 1.2 87 – 325 pmol/L 7 617 (386, 4900) -61.0 (-86.5, 10.2) 0.0313 D-dimer < 0.50 mcg/mL 6 3.56 (2.08, 5.9) -51.9 (-94.3, 25.5) 0.0625 Inflammation TNF-a 0.56-1.40 pg/mL 7 1.34 (0.79, 2.2) -26.1 (-69.4, 0.9) 0.0313 Patients receiving etavopivat 400 mg daily for up to 12 weeks were assessed for systemic markers of sickle cell pathophysiology including: Intravascular hemolysis: Indirect bilirubin and LDH Tissue hypoxia: erythropoietin levels Hypercoagulability: Prothrombin 1.2, TAT complexes and D-dimer Inflammation: ferritin, CRP, TNF-a, IL-1b, IL-8 and IL-6 Data as of June 6, 2021

Etavopivat Improved the Functional Health of Sickle RBCs

Patient with SCD before and after 2 wks of etavopivat and after a 1-wk washout



O2 Affinity Curve
% Oxyhemoglobin
pO2 (mmHg)
Pre EOT EOS
P50 29.7 25.2 32
Oxygenscan
POS
Elmax
Elongation Index
pO2 (mmHg)
Pre EOT EOS
POS 40.6 30.7 40.8
Elmax 0.32 0.52 0.49
Osmoscan
Elmax
Elongation Index
Osmolality (mOsm/kg)
Pre EOT EOS
Elmax 0.42 0.54 0.52
Healthy RBC:
SCD RBC (Pre-dose):
SCD RBC EOT (Day 15):
SCD RBC EOS (Day 21):

- Sickle RBCs from patients who received etavopivat for 2 wks had an assessment of functional health by O_2 affinity, O_2 gradient, or an osmotic gradient
  - A representative analysis from 1 patient performed pre-treatment, at EOT, and up to 1 wk after completion of etavopivat treatment (EOS) is shown
- Collectively, results from 14 patients analyzed show that etavopivat-treated sickle RBCs have significantly increased Hb-O_2 affinity (p=0.0001), significant shift in the POS (p=0.004) and significantly improved deformability (EI_{max}) by oxygenscan (p=0.025) or osmoscan (p=0.037)

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EOT = end of treatment; EOS = end of study; POS = point of sickling forma THERAPEUTICS

Improvement in Sickle RBC Deformability May Persist after Etavopivat Treatment Discontinuation Oxygenscans performed at the indicated timepoints showed: Improved RBC deformability (EImax) after 2 weeks of etavopivat at both doses EImax returning to pre-treatment level during WO between etavopivat treatments Improved RBC deformability maintained for at least 4 weeks after WO of etavopivat 400 mg once daily Etavopivat-treated patient: 600 mg once daily for 2 wks, followed by 3 wks WO then etavopivat 400 mg once daily for 12 wks, followed by 4 wks WO WO=washout; wk=week Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. Data as of May 24, 2021

Etavopivat Improved RBC Functions Important for Metabolic Health, Adhesion, and Survival


A: PKR Activity
p=0.0010
Fold Difference
1.5
1.4
1.3
1.2
1.1
1.0
0.9
n=11
Pre-dose
Day 15
B: SOD Activity
p=0.0037
Fold Difference
1.4
1.3
1.2
1.1
1.0
0.9
n=13
Pre-dose
Day 15
C: GSH Reductase Activity
p=0.0002
Fold Difference
1.8
1.6
1.4
1.2
1.0
0.8
n=13
Pre-dose
Day 15
D: PS Expression
p=0.0078
Fold Difference
1.5
1.0
0.5
0.0
n=8
Pre-dose
Day 15

RBCs from patients with SCD treated with etavopivat 300 mg or 600 mg QD for 2 wks showed:

- ↑ PKR activity over baseline, comparable for 300 mg and 600 mg dose cohorts (**A**)
- ↑ in RBC antioxidant capacity and improved RBC redox potential (**B, C**)
- ↓ PS expression on the sickle RBC membrane suggesting improved membrane repair (**D**)

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PKR = RBC Pyruvate Kinase; SOD = super-oxide dismutase; GSH = glutathione; PS = phosphatidyl serine

Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

forma THERAPEUTICS.

David Cook, Ph.D. SVP, Chief Scientific Officer

Etavopivat MOA and Novel Biology from Phase 1 Data

Etavopivat: Results Supporting Improved RBC Functional Health

1	Decreased Levels of 2,3-DPG	Reduced RBC sickling
2	Increased Levels of ATP	Increased RBC energy reserves
3	Decreased Hemolysis	Increased RBC lifespan and reduced inflammation
4	Improved RBC Hydration and Deformability	Increased ability to transit small vessels
5	Decreased PS on the RBC Membrane	Reduced membrane damage
6	Increased Antioxidant Enzyme Activity	Reduced protein, membrane & blood vessel damage (vasculopathy)
7	Decreased procoagulant & proinflammatory biomarkers	Reduced potential for vascular activation and vaso-occlusion

PKR= pyruvate kinase-R; 2,3-DPG=2,3-diphosphoglycerate; ATP=adenosine triphosphate; PS=phosphatidyl serine

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forma THERAPEUTICS

Sickle Cell Disease, although Driven by a Single Mutation, is Complex and Multifactorial Sickling Hemolysis Free Heme Pain Crisis Stroke Infection Organ Damage Early Death HbS Polymerization Activation of Innate Immune Pathways Vaso-occlusion Activation of Vascular Epithelium and Vaso-constriction Ischemia Reperfusion Injury modified from Gladwin, Kato, Novelli 2021

1 Decreased 2,3-DPG: Reduced RBC Sickling



1
HbS
Polymerization
1
Vascular Activation
and Vaso-constriction
Vaso-occlusion
Innate Immune
Activation
• Pain Crisis
• Stroke
• Infection
• Organ Damage
• Early Death

Etavopivat consistently decreases 2,3-DPG



2,3-DPG (µg/gHb)
8000
6000
4000
2000
line: PopPKPD mean
shaded area: 5th-95th range
1
5
9
13
17
21
Time (day)
300 mg QD
600 mg QD

Decreased 2,3-DPG increases oxygen affinity and reduces polymerization and sickling



+ DPG / −O2
− DPG / +O2

2,3-DPG=2,3-diphosphoglycerate

Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

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forma THERAPEUTICS

Increased ATP: Increased RBC Energy Charge Etavopivat consistently increases ATP and PKR activity ↑ ATP essential for membrane repair, ionic homeostasis, hydration and deformability Pain Crisis Stroke Infection Organ Damage Early Death HbS Polymerization Innate Immune Activation Vaso-occlusion Vascular Activation and Vaso-constriction 2 2 2 PKR Activity ATP ATP=adenosine triphosphate; PKR=pyruvate kinase-R Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

Decreased Hemolysis: Increased RBC lifespan and Reduced Inflammation Etavopivat ↑ Hb and ↓ reticulocytes demonstrating increased RBC lifespan Pain Crisis Stroke Infection Organ Damage Early Death HbS Polymerization Innate Immune Activation Vaso-occlusion Vascular Activation and Vaso-constriction Etavopivat ↓ LDH and ↓ bilirubin demonstrating decreased hemolysis 3 3 3 LDH=lactate dehydrogenase Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

4 Improved RBC Deformability and Hydration: Increased Ability to Transit Small Vessels



HbS Polymerization
4
Vascular Activation and Vaso-constriction
Vaso-occlusion
Innate Immune Activation
4
• Pain Crisis
• Stroke
• Infection
• Organ Damage
• Early Death

Enabled by ATP and improved anti-oxidant activity

Etavopivat results in higher baseline deformability as measured by Oxygenscan



Deformability (EI units)
Oxygen Pressure (mmHg)

Etavopivat improves ability to maintain ionic gradients and intracellular hydration as measured by Osmoscan



Deformability (EI units)
Osmolality (mOsm/kg)

Deformability is durable up to 4 weeks after 12-weeks treatment



Deformability (EI units)
Pre-dose
D14
1 w WO
Pre-dose
D14
12 w
1w WO
2w WO
4w WO
600 mg
400 mg

ATP=adenosine triphosphate
Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

32

forma THERAPEUTICS

5 Decreased PS: Reduced Membrane Damage



HbS Polymerization
5
Vascular Activation and Vaso-constriction
Vaso-occlusion
Innate Immune Activation
5
• Pain Crisis
• Stroke
• Infection
• Organ Damage
• Early Death

Repeated sickling results in PS on the outer RBC membrane

Etavopivat decreases PS expression on RBC outer membrane



PS Expression
p=0.0078
Fold difference
1.5
1.0
0.5
0.0
Pre-Dose
Day 15

PS accelerates RBC clearance by the macrophages in spleen and liver

ATP repairs this damage by activating flippase, which flips PS back to the inner RBC membrane



ATP
ADP
Flippase
PS

PS=phosphatidyl serine; ATP=adenosine triphosphate; ADP=adenosine diphosphate;
Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

33

forma THERAPEUTICS.

Etavopivat increases activity of SOD and GSH Reductase Pain Crisis Stroke Infection Organ Damage Early Death HbS Polymerization Innate Immune Activation Vaso-occlusion Vascular Activation and Vaso-constriction ↑ SOD and GSH reductase aid in elimination of toxic reactive oxygen species from sickle RBC This reduces damage to membranes and proteins 6 6 GSH Reductase SOD 02 SOD H202 + H20 catalase 02 + H20 02 + H20 superoxide GSH GSSG GSH Reductase 6 Increased Anti-oxidant Enzyme Activity: Reduced Protein, Membrane and Blood Vessel Damage SOD = super-oxide dismutase; GSH = glutathione Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202].

Decreased Pro-inflammatory and Pro-coagulant Markers: Reduced Potential for Vascular Activation and Vaso-occlusion Pain Crisis Stroke Infection Organ Damage Early Death HbS Polymerization Innate Immune Activation Vaso-occlusion Vascular Activation and Vaso-constriction 7 7 7 ATP=adenosine triphosphate Brown RC, et al. Presented at: EHA 2021 Virtual Meeting; Jun 9-17, 2021 [E-Poster EP1202]. 7 Cytokines (e.g. TNF-a) activate blood coagulation and adhesins on neutrophils, platelets and vascular endothelium In narrow vessels, sickled RBCs bind these activated cells and cause vaso-occlusion

Etavopivat-mediated activation of glycolysis results in: Reduced RBC sickling – the key to all downstream pathology Decreased hemolysis – a driver of inflammation & vascular activation Improved RBC deformability & hydration – reducing vaso-occulsion Reduced membrane damage – reducing RBC adhesion and clearance Protection from reactive oxygen species – protects both proteins and membranes Reduced pro-inflammatory and pro-coagulant biomarkers – demonstrating systemic effects of etavopivat These data suggest etavopivat may improve the overall functional health of sickle RBCs and reduce the risk of vaso-occlusive events, thus altering the pathophysiology of SCD Etavopivat-mediated PKR Activation Demonstrates Potential to Improve RBC Health via Multimodal MOA

Q&A

Frank Lee President, Chief Executive Officer, and Director

Summary – Etavopivat Phase I Results Support Hibiscus Study Design And Potential as Foundational Therapy in SCD Rigorous Phase I study Etavopivat once daily  A favorable tolerability profile in patients with SCD - supporting a safety margin for maximum dose selected for Hibiscus Study ( Phase 2/3 ) Initial results from the open-label 12-week dose cohort indicate a sustained hemoglobin increase (>1 g/dL) in 88% of patients for up to 12 weeks with a trend toward normalization in markers of hemolysis Improved sickle RBC deformability sustained for up to 4 weeks after treatment discontinuation Improved RBC functions important for metabolic health, adhesion, and survival Improved systemic markers of SCD pathophysiology beyond metabolic pathway

Thank you to our patients, caregivers, and investigators